EXHIBIT 10.1

                         SIXTH AMENDMENT TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

         ESCALADE, INCORPORATED, an Indiana corporation ("Borrower"), and JPMORGAN CHASE BANK, N.A., a national banking association which is the successor by merger to Bank One, NA (the "Bank"), agree as follows:

         1. CONTEXT. This amendment is made in the context of the following agreed state of facts:

         a. The Company and the Bank (then Bank One, N.A.) are parties to an Amended and Restated Credit Agreement effective October 24, 2001 as modified by a First Amendment to Amended and Restated Credit Agreement dated August 29, 2002, as further modified by a Second Amendment to Amended and Restated Credit Agreement dated April 17, 2003, as further modified by a Third Amendment to Amended and Restated Credit Agreement dated June 1, 2003, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated July 15, 2004 and as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated July 15, 2004, and as further amended by that certain Fifth Amendment to Amended and Restated Credit Agreement dated June 27, 2005 (the "Agreement").

         b.       The Company and the Bank desire to amend the Agreement.

         c. The Company and Bank have executed this document (this "Sixth Amendment") to give effect to their agreement.

         2. AMENDMENT. Subsection 2(a)(i) of the Agreement is modified in the following respect:

                  The maximum amount of the Commitment shall equal $31,000,000.00 until May 19, 2007, on which date and on each May 19 of each year thereafter the maximum amount of the Commitment will reduce by $7,000,000.00.

         3. CONDITIONS PRECEDENT. As conditions precedent to the effectiveness of this Sixth Amendment, the Bank shall have received, each duly executed and in form and substance satisfactory to the Bank, this Sixth Amendment.

         4. REIMBURSEMENT OF EXPENSES. All out-of-pocket expenses of the Bank incurred by the Bank associated with this Sixth Amendment, including without limitation, filing fees, recording fees and legal fees and disbursements, are to be reimbursed by the Company to the Bank promptly upon demand therefor.

         5. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Sixth Amendment, the Company represents and warrants, as of the date of this Sixth Amendment, that no Event of Default or Unmatured Event of Default has occurred and is continuing and that the representations and warranties contained in Section 3 of the Agreement are true and correct, except that the representations contained in Section 3.d refer to the latest financial statements furnished to the Bank by the Company pursuant to the requirements of the Agreement.

         6. REAFFIRMATION OF THE AGREEMENT. Except as amended by this Sixth Amendment, all terms and conditions of the Agreement shall continue unchanged and in full force and effect and the Obligations of the Company shall continue to be secured and guaranteed as therein provided until payment and performance in full of all Obligations.

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         7.       COUNTERPARTS. This Sixth Amendment may be signed in
counterparts, each of which shall constitute an original and all of which taken together will constitute one and the same agreement.


         IN WITNESS WHEREOF, the Company, and the Bank, by their duly authorized officers, have executed this Sixth Amendment to Credit Agreement effective as of May 19, 2006.


                                       ESCALADE, INCORPORATED


                                       By: /s/ TERRY FRANDSEN
                                           -------------------------------------
                                           Terry Frandsen, Vice President and
                                           Chief Financial Officer



                                       JPMORGAN CHASE BANK, N.A.


                                       By: /s/ JOHN C. OTTESON
                                           -------------------------------------
                                           John C. Otteson, Vice President


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